UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811 - 3081

Dreyfus Appreciation Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	6/30/13

FORM N-CSR

Item 1.      Reports to Stockholders.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus Appreciation Fund, Inc.

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Appreciation Fund, Inc., covering the six-month period from January 1, 2013, through June 30, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The reporting period marked the strongest first-half-of-the-year performance for U.S. stocks in 14 years. Despite heightened volatility during the second quarter stemming from signals that the Federal Reserve Board (the “Fed”) is likely to back away from its quantitative easing program later this year, equity investors generally responded positively to improved U.S. economic trends. Data from recovering labor and housing markets proved especially encouraging to investors, helping to support higher stock prices across most market sectors, investment styles, and capitalization ranges.

We continue to believe that the U.S. economy is poised for sustained growth over the next several years. Pent-up demographic demand could drive continued expansion in the housing market, and higher home equity levels may bolster consumer confidence and spending. Although the Fed’s shift to a more moderately stimulative monetary policy stance is likely to spark bouts of short-term volatility, we currently expect positive economic trends to support corporate earnings and stock prices over the longer term.As always, we urge you to discuss our observations with your financial adviser.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona President The Dreyfus Corporation July 15, 2013

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2013, through June 30, 2013, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the six-month period ended June 30, 2013, Dreyfus Appreciation Fund produced a total return of 6.96%.1 In comparison, the total return of the fund’s benchmark, the Standard & Poor’s® 500 Composite Stock Price Index (“S&P 500 Index”), was 13.82% for the same period.2

Stocks generally rallied over the reporting period as investors responded to improved economic data.The fund produced lower returns than its benchmark, mainly due to overweighted exposure to the lagging energy sector and shortfalls in the information technology sector.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.To pursue these goals, the fund normally invests at least 80% of its assets in common stocks.The fund focuses on blue-chip companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth.

In choosing stocks, the fund first identifies economic sectors it believes will expand over the next three to five years or longer. Using fundamental analysis, the fund then seeks companies within these sectors that have proven track records and dominant positions in their industries.The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover of below 15%. A low portfolio turnover rate helps reduce the fund’s trading costs and minimizes tax liability by limiting the distribution of capital gains.3

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Recovering Economy Fueled Market Gains

The year 2013 began in the wake of heightened uncertainty surrounding automatic U.S. tax hikes and spending cuts scheduled for the start of the year, but last-minute legislation to address the tax increases quickly alleviated investors’ worries. Subsequently, investors responded positively to improved U.S. employment and housing market trends, and to aggressively accommodative monetary policies implemented by the Federal Reserve Board (the “Fed”) and central banks in Europe and Japan. As a result, U.S. stocks rallied strongly. By mid-May, several broad measures of U.S. stock market performance, including the S&P 500 Index, reached new record highs.

In late May, remarks by Fed chairman Ben Bernanke were widely interpreted as a signal that the central bank would back away from its ongoing quantitative easing program sooner than many had expected. As a result, most financial markets encountered heightened volatility as investors anticipated a more moderately accommodative monetary policy. Market turbulence in late May and June erased some of the market’s previous gains, and investors began to turn away from relatively conservative, dividend-paying stocks and toward those considered more economically sensitive.

Allocation Strategy Weighed on Fund Results

The fund’s longstanding emphasis on the energy sector proved counterproductive during the reporting period when large, integrated energy producers struggled amid a slow global growth backdrop. In the information technology sector, consumer electronics giant Apple fell sharply as competitive pressures intensified and profit margins narrowed.

The fund’s holdings of consumer staples companies lagged market averages despite solid underlying fundamentals when investors favored industry groups that tend to be more sensitive to the recovering domestic economy. In the materials sector, commodities producers RioTinto,ADR and Freeport-McMoRan Copper & Gold were undermined by slackening demand for construction materials in the emerging markets.

Lack of exposure to the utilities and telecommunications sectors helped avoid relative weakness in both industry groups. Among individual stocks, charge card issuer American Express was rewarded for a healthy balance sheet and robust capital position in the recovering economy. Media firms Walt Disney and News Corp. advanced along with consumer sentiment and spending. In the health care sector, medical devices maker Johnson & Johnson and pharmaceutical developer Roche Holding, ADR reported higher earnings and rallied from attractive valuations.

We made relatively few changes to the fund’s portfolio over the first half of 2013. We eliminated Apache Energy and established new positions in Canadian Pacific Railway and Comcast, Cl.A.

A Constructive Outlook

Despite recent concerns regarding the likely tapering of the Fed’s quantitative easing program later this year, monetary policies throughout the world remain accommodative and seem to be producing the desired results. We have been encouraged by recent improvements in U.S. economic data, interest rates remain near historical lows, and many companies have shored up their balance sheets with large cash balances that can be used more productively through mergers and acquisitions, capital investments, share buyback programs, and higher dividends.Therefore, we have maintained our focus on high-quality, multinational companies with strong balance sheets, dominant brands, and above-average earnings and dividend growth characteristics.

July 15, 2013

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in an index.
3 Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components)
funds can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Appreciation Fund, Inc. from January 1, 2013 to June 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2013

Expenses paid per $1,000†	$ 4.87
Ending value (after expenses)	$ 1,069.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2013

Expenses paid per $1,000†	$ 4.76
Ending value (after expenses)	$ 1,020.08

† Expenses are equal to the fund’s annualized expense ratio of .95%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

June 30, 2013 (Unaudited)

Common Stocks—97.7%	Shares			Value ($)
Banks—.4%
HSBC Holdings, ADR	418,166			21,702,815
Capital Goods—4.6%
Berkshire Hathaway, Cl. A	322	[a,b]		54,289,200
Caterpillar	932,500			76,921,925
General Electric	1,877,400			43,536,906
United Technologies	976,600			90,765,204
				265,513,235
Consumer Services—3.2%
Arcos Dorados Holdings, Cl. A	1,000,000		[a]	11,680,000
McDonald’s	1,764,700			174,705,300
				186,385,300
Diversified Financials—5.2%
American Express	400,000			29,904,000
BlackRock	315,000			80,907,750
Franklin Resources	415,000			56,448,300
JPMorgan Chase & Co.	2,458,400			129,778,936
				297,038,986
Energy—19.3%
Canadian Natural Resources	700,000			19,782,000
Chevron	2,022,400			239,330,816
ConocoPhillips	1,456,700			88,130,350
Exxon Mobil	3,058,598			276,344,329
Imperial Oil	1,350,000			51,583,500
Occidental Petroleum	1,685,600			150,406,088
Phillips 66	808,350			47,619,899
Royal Dutch Shell, Cl. A, ADR	2,036,800			129,947,840
Total, ADR	2,139,900			104,213,130
				1,107,357,952
Food & Staples Retailing—1.7%
Walgreen	1,822,200			80,541,240
Whole Foods Market	315,000			16,216,200
				96,757,440
Food, Beverage & Tobacco—19.9%
Altria Group	3,453,700			120,844,963
Coca-Cola	6,700,000			268,737,000
Diageo, ADR	475,000		[a]	54,601,250

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Food, Beverage & Tobacco (continued)
Kraft Foods Group	726,856		40,609,445
Mondelez International, Cl. A	2,070,568		59,073,305
Nestle, ADR	2,461,150	[a]	161,894,447
PepsiCo	1,009,300		82,550,647
Philip Morris International	3,443,700		298,293,294
SABMiller	1,150,000		55,140,460
			1,141,744,811
Health Care Equipment & Services—2.7%
Abbott Laboratories	2,046,300		71,374,944
Intuitive Surgical	91,200	[b]	46,200,096
Medtronic	709,500		36,517,965
			154,093,005
Household & Personal Products—4.5%
Estee Lauder, Cl. A	1,335,800		87,855,566
Procter & Gamble	2,182,300		168,015,277
			255,870,843
Materials—3.7%
Air Products & Chemicals	510,000	[a]	46,700,700
Freeport-McMoRan Copper & Gold	1,851,200		51,111,632
Praxair	625,100		71,986,516
Rio Tinto, ADR	969,200	[a]	39,814,736
			209,613,584
Media—5.2%
Comcast, Cl. A	1,100,000		46,068,000
McGraw-Hill Financial	657,000		34,945,830
News Corp., Cl. A	2,212,308		72,121,241
News Corp., Cl. B	166,900		5,477,658
Time Warner Cable	560,000		62,988,800
Walt Disney	1,200,000		75,780,000
			297,381,529
Pharmaceuticals, Biotech &
Life Sciences—9.0%
AbbVie	1,996,300		82,527,042
Johnson & Johnson	2,235,900		191,974,374
Merck & Co.	1,034,000		48,029,300

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech &
Life Sciences (continued)
Novo Nordisk, ADR	553,500		85,775,895
Roche Holding, ADR	1,773,400		109,720,258
			518,026,869
Retailing—5.0%
Christian Dior	326,500		52,698,305
Target	1,724,100		118,721,526
Wal-Mart Stores	1,549,100		115,392,459
			286,812,290
Semiconductors & Semiconductor
Equipment—3.1%
Intel	3,434,500		83,183,590
Texas Instruments	2,222,200		77,488,114
Xilinx	495,000		19,606,950
			180,278,654
Software & Services—4.5%
Automatic Data Processing	992,800		68,364,208
International Business Machines	800,000		152,888,000
Oracle	1,300,000		39,936,000
			261,188,208
Technology Hardware &
Equipment—4.9%
Apple	569,200		225,448,736
QUALCOMM	875,000		53,445,000
			278,893,736
Transportation—.8%
Canadian Pacific Railway	375,000	[a]	45,517,500
Total Common Stocks
(cost $3,716,768,500)			5,604,176,757

Other Investment—2.1%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $122,629,740)	122,629,740	[c]	122,629,740

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—1.7%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $94,911,836)	94,911,836 [c]	94,911,836
Total Investments (cost $3,934,310,076)	101.5%	5,821,718,333
Liabilities, Less Cash and Receivables	(1.5%)	(87,395,593)
Net Assets	100.0%	5,734,322,740

ADR—American Depository Receipts
a Security, or portion thereof, on loan.At June 30, 2013, the value of the fund’s securities on loan was $92,384,834 and the value of the collateral held by the fund was $94,911,836.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Food, Beverage & Tobacco	19.9	Money Market Investments	3.8
Energy	19.3	Materials	3.7
Pharmaceuticals,		Consumer Services	3.2
Biotech & Life Sciences	9.0	Semiconductors &
Diversified Financials	5.2	Semiconductor Equipment	3.1
Media	5.2	Health Care Equipment & Services	2.7
Retailing	5.0	Food & Staples Retailing	1.7
Technology Hardware & Equipment	4.9	Transportation	.8
Capital Goods	4.6	Banks	.4
Household & Personal Products	4.5
Software & Services	4.5		101.5

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2013 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $92,384,834)—Note 1(c):
Unaffiliated issuers	3,716,768,500	5,604,176,757
Affiliated issuers	217,541,576	217,541,576
Cash		3,727,482
Dividends and securities lending income receivable		13,668,317
Receivable for shares of Common Stock subscribed		4,652,984
Prepaid expenses		149,980
		5,843,917,096
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		3,002,189
Due to Fayez Sarofim & Co.		1,042,692
Liability for securities on loan—Note 1(c)		94,911,836
Payable for shares of Common Stock redeemed		9,196,576
Accrued expenses		1,441,063
		109,594,356
Net Assets ($)		5,734,322,740
Composition of Net Assets ($):
Paid-in capital		3,862,733,805
Accumulated undistributed investment income—net		1,054,371
Accumulated net realized gain (loss) on investments		(16,873,693)
Accumulated net unrealized appreciation
(depreciation) on investments		1,887,408,257
Net Assets ($)		5,734,322,740
Shares Outstanding
(300 million shares of $.001 par value Common Stock authorized)		123,189,125
Net Asset Value, offering and redemption price per share ($)		46.55

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2013 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $2,812,316 foreign taxes withheld at source):
Unaffiliated issuers	80,735,623
Affiliated issuers	81,245
Income from securities lending—Note 1(c)	529,669
Total Income	81,346,537
Expenses:
Investment advisory fee—Note 3(a)	9,553,394
Sub-investment advisory fee—Note 3(a)	6,249,213
Shareholder servicing costs—Note 3(b)	10,666,288
Prospectus and shareholders’ reports	264,589
Directors’ fees and expenses—Note 3(c)	185,430
Custodian fees—Note 3(b)	106,629
Registration fees	93,896
Professional fees	48,838
Miscellaneous	114,171
Total Expenses	27,282,448
Less—reduction in fees due to earnings credits—Note 3(b)	(2,875)
Net Expenses	27,279,573
Investment Income—Net	54,066,964
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(8,178,528)
Net unrealized appreciation (depreciation) on investments	334,225,461
Net Realized and Unrealized Gain (Loss) on Investments	326,046,933
Net Increase in Net Assets Resulting from Operations	380,113,897

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2013	Year Ended
	(Unaudited)	December 31, 2012
Operations ($):
Investment income—net	54,066,964	83,258,419
Net realized gain (loss) on investments	(8,178,528)	(3,297,242)
Net unrealized appreciation
(depreciation) on investments	334,225,461	359,203,198
Net Increase (Decrease) in Net Assets
Resulting from Operations	380,113,897	439,164,375
Dividends to Shareholders from ($):
Investment income—net	(54,001,506)	(82,869,015)
Capital Stock Transactions ($):
Net proceeds from shares sold	694,851,718	2,403,754,297
Dividends reinvested	41,624,611	62,923,290
Cost of shares redeemed	(789,586,185)	(1,545,186,624)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(53,109,856)	921,490,963
Total Increase (Decrease) in Net Assets	273,002,535	1,277,786,323
Net Assets ($):
Beginning of Period	5,461,320,205	4,183,533,882
End of Period	5,734,322,740	5,461,320,205
Undistributed investment income—net	1,054,371	988,913
Capital Share Transactions (Shares):
Shares sold	137,593,180	55,365,359
Shares issued for dividends reinvested	889,951	1,426,767
Shares redeemed	(139,602,367)	(35,706,157)
Net Increase (Decrease) in Shares Outstanding	(1,119,236)	21,085,969

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2013				Year Ended December 31,
(Unaudited)			2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	43.93		40.53	38.20	33.52	28.23	44.70
Investment Operations:
Investment income—net[a]	.44		.74	.65	.57	.56	.64
Net realized and unrealized
gain (loss) on investments	2.62		3.38	2.26	4.54	5.37	(15.16)
Total from
Investment Operations	3.06		4.12	2.91	5.11	5.93	(14.52)
Distributions:
Dividends from
investment income—net	(.44)		(.72)	(.58)	(.43)	(.64)	(.72)
Dividends from net realized
gain on investments	—		—	—	—	—	(1.23)
Total Distributions	(.44)		(.72)	(.58)	(.43)	(.64)	(1.95)
Net asset value,
end of period	46.55		43.93	40.53	38.20	33.52	28.23
Total Return (%)	6.96	[b]	10.18	7.62	15.26	21.01	(32.37)
Ratios/Supplemental
Data (%):
Ratio of total expenses
to average net assets	.95	[c]	.97	.97	.99	1.09	.97
Ratio of net expenses
to average net assets	.95	[c]	.97	.97	.99	1.07	.96
Ratio of net investment
income to average
net assets	1.88	[c]	1.71	1.63	1.66	1.95	1.65
Portfolio Turnover Rate	.34	[b]	.50	2.59	28.73	.92	6.98
Net Assets, end of period
($ x 1,000)	5,734,323		5,461,320	4,183,534	3,227,795	2,323,522	2,471,236

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Appreciation Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to seek long-term capital appreciation consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim”) serves as the fund’s sub-investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge.

On May 7, 2013, the fund’s Board of Directors (the “Board”) authorized the fund to offer ClassY shares, as a new class of shares, to certain investors, including certain institutional investors, and approved the fund’s existing shares to be redesignated as Investor shares, effective July 1, 2013. Effective July 1, 2013, ClassY shares are offered at net asset value and will not be subject to certain fees, including Distribution Plan and Shareholder Services Plan fees.The Board approved an increase in the authorized shares of the fund from 300 million to 400 million and authorized 100 million ClassY shares.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	4,660,104,621	—	—	4,660,104,621
Equity Securities—
Foreign
Common Stocks†	944,072,136	—	—	944,072,136
Mutual Funds	217,541,576	—	—	217,541,576

†	See Statement of Investments for additional detailed categorizations.

At December 31, 2012, $110,575,984 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus or U.S. Government and Agency securities.The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund and credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended June 30, 2013, The Bank of New York Mellon earned $227,001 from lending portfolio securities, pursuant to the securities lending agreement.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended June 30, 2013 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2012 ($)	Purchases ($)	Sales ($)	6/30/2013 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	390,408,570	123,584,348	391,363,178	122,629,740	2.1
Dreyfus
Institutional
Cash
Advantage
Fund	162,075,525	937,740,127	1,004,903,816	94,911,836	1.7
Total	552,484,095	1,061,324,475	1,396,266,994	217,541,576	3.8

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $7,945,440 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2012. If not applied, $4,637,980 of the carryover expires in fiscal year 2017. The fund has $3,228,381 of post-enactment short-term capital losses and $79,079 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2012 was as follows: ordinary income $82,869,015. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 mil-

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

lion unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2013, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Fees payable by the fund pursuant to an investment advisory agreement with Dreyfus and a sub-investment advisory agreement with Sarofim are payable monthly, at the annual rates of .3325% and .2175%, respectively, of the value of the fund’s average daily net assets.

(b) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services at the annual rate of .25% of the value of the fund’s average daily net assets.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2013, the fund was charged $7,183,003 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency services for the fund and cash management services related to fund subscriptions and redemptions. During the period ended June 30, 2013, the fund was charged $433,826 for transfer agency services and $18,544 for cash management services. Cash management fees were partially offset by earnings credits of $2,853. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2013, the fund was charged $106,629 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing certain cash management services related to fund subscriptions and redemptions. During the period ended June 30, 2013, the fund was charged $10,711 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $22.

During the period ended June 30, 2013, the fund was charged $4,630 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $1,594,000, Shareholder Services Plan fees $1,198,496, custodian fees $69,771, Chief Compliance Officer fees $4,630 and transfer agency fees $135,292.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2013, amounted to $157,502,416 and $18,974,549, respectively.

At June 30, 2013, accumulated net unrealized appreciation on investments was $1,887,408,257, consisting of $1,981,579,348 gross unrealized appreciation and $94,171,091 gross unrealized depreciation.

At June 30, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Appreciation Fund, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	August 20, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	August 20, 2013

By: /s/ James Windels
James Windels, Treasurer
Date:	August 20, 2013

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)